UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            May 4, 2017

AMREP CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

620 West Germantown Pike, Suite 175 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the Quarterly Report on Form 10-Q of AMREP Corporation (the “Company”) for the quarter ended January 31, 2017, which was filed with the Securities and Exchange Commission on March 15, 2017, regarding legal proceedings seeking repayment by Palm Coast Data LLC (“PCD”), a subsidiary of the Company, of $3,000,000 received by PCD pursuant to an agreement with the State of Florida (the “Award Agreement”) as part of the incentives made available in connection with the Company’s project, completed in the second quarter of fiscal year 2011, to consolidate its Fulfillment Services operations at its Palm Coast, Florida location.

On May 4, 2017, PCD entered into a Settlement Agreement and Mutual General Release (the “Settlement Agreement”) with the Florida Department of Economic Opportunity (the “State of Florida”). Pursuant to the Settlement Agreement,

•	PCD agreed to pay the State of Florida $1,763,000 as follows: (1) $163,000 within 30 days after May 4, 2017 and (2) 40 quarterly payments of $40,000 each, without interest, on the first business day of each calendar quarter, with the first payment of $40,000 scheduled to be made on October 1, 2017 and the last payment of $40,000 scheduled to be made on July 1, 2027; provided that, the timing of the payment of all such quarterly payments may be accelerated by the State of Florida following PCD’s failure to timely pay any such amounts;

•	the Award Agreement was terminated;

•	each of the parties released all claims relating to the Award Agreement that the releasing party may have against the other party; and

•	the complaint filed in the Circuit Court of the Second Judicial Circuit in and for Leon County, Florida relating to the Award Agreement will be dismissed and discontinued by the State of Florida.

On May 4, 2017, the Company entered into a Guaranty Agreement (the “Guaranty”) with the State of Florida. Pursuant to the Guaranty, the Company guaranteed the payment by PCD of amounts due to the State of Florida under the Settlement Agreement.

The foregoing description of the Settlement Agreement and Guaranty are summaries only and are qualified in all respects by the provisions of such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement and Mutual General Release, dated May 4, 2017, between the Florida Department of Economic Opportunity and Palm Coast Data LLC.

10.2	Guaranty Agreement, dated May 4, 2017, by AMREP Corporation for the benefit of the Florida Department of Economic Opportunity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: May 4, 2017	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Settlement Agreement and Mutual General Release, dated May 4, 2017, between the Florida Department of Economic Opportunity and Palm Coast Data LLC.

10.2	Guaranty Agreement, dated May 4, 2017, by AMREP Corporation for the benefit of the Florida Department of Economic Opportunity.